DuPont de Nemours, Inc.	EXHIBIT 32.3

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Antonella B. Franzen, Chief Financial Officer of DuPont de Nemours Inc. (the “Company”), certify that:

1.the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Antonella B. Franzen
Antonella B. Franzen
Chief Financial Officer
November 5, 2024